Exhibit 10.7

AMENDMENT NO. 1
TO THE EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment No. 1 (“Amendment”) is entered into as of September 6, 2020 (“Amendment Effective Date”) by and between CYTOCOM, INC. a Delaware corporation (“CYTOCOM”) and Peter Aronstam, the “Executive”. CYTOCOM and Executive are each referred to individually as a “Party” and together as the “Parties”.

WHEREAS, CYTOCOM and Executive are parties to an Executive Employment Agreement with an effective date of May 1, 2020 (the “Agreement”); and

WHEREAS, the Parties mutually desire to amend, modify and restate certain terms and conditions of the Agreement regarding equity compensation.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is mutually agreed as follows:

1.	DEFINITIONS. Unless otherwise defined herein, capitalized words in this Amendment shall have the meaning attributed to them in the Agreement.

2.	AMENDMENTS. The Parties agree that, as of the Amendment Effective Date, the Agreement is amended as set forth in this Section 2.

2.1	Section 3.1(c) is deleted in its entirety and replaced by the following:

“Equity Compensation. The Executive will be granted 1,125,000 shares of the company’s common stock (the “Stock Purchase”) at a price of $0.001. The Stock Award will be granted under the Company’s 2020 Equity Incentive Plan (the “Plan”) and will be subject to the terms thereof, and as well as to certain additional terms specified in award agreements that will be delivered to the Executive under separate cover.”

3.

INTEGRATION. Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment.

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

CYTOCOM, INC.		EXECUTIVE

By:	/s/ Michael K. Handley	By:	/s/ Peter Aronstam

Name:	Michael K. Handley	Name:	Peter Aronstam

Title:	CEO	Title:	Chief Financial Officer